o ZTIFI SA-2

                         SUPPLEMENT DATED JUNE 21, 2002
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      TEMPLETON INSTITUTIONAL FUNDS, INC.
       (FOREIGN EQUITY SERIES - PRIMARY SHARES, EMERGING MARKETS SERIES,
                   AND EMERGING FIXED INCOME MARKETS SERIES)
                                DATED MAY 1, 2002

The statement of additional information is amended as follows:

I. For Emerging Market Series, the second paragraph under the heading "Emerging Markets Series," on page 2, is replaced with the following:

 The Fund seeks long-term capital growth by investing primarily in the equity securities of emerging market companies. Emerging Markets Series may invest up to 100% of its total assets in emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.). Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging market companies. Effective July 31, 2002, Emerging Markets Series will invest, under normal circumstances, at least 80% of its net assets in securities issued in "emerging market countries," as defined in the prospectus. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in emerging market countries. With respect to 75% of its total assets, Emerging Markets Series may invest up to 5% of its total assets in securities issued by any one company or foreign government. Emerging Markets Series may invest any amount of its assets in U.S. government securities. Emerging Markets Series may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. Emerging Markets Series may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the Fund.

II. The board of directors of Templeton Institutional Funds, Inc., on behalf of the Emerging Fixed Income Markets Series (the "Fund"), has adopted a non-fundamental investment policy implementing a "benchmark index-plus" investment strategy. This investment policy allows the Fund to use market index weightings in investing the Fund's assets when the Fund's manager believes it is advisable to do so. The Fund's benchmark index is the JP Morgan Emerging Bond Index Global and is described in the Fund's prospectus. The adoption of the "benchmark index-plus" strategy removes the Fund's non-fundamental investment policy limiting the Fund to invest no more than 5% of the Fund's total assets in Russian securities. A description of investment risks of Russian securities is set forth in the Fund's statement of additional information beginning on page 14.

III. The following sentence in the third paragraph under the "Non-Fundamental Investment Policies" section on page 4 is deleted:

 Emerging Fixed Income Markets Series will not invest more than 5% of its total assets in securities of Russian issuers.

               Please keep this supplement for future reference.